UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2015

CRANE CO.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-1657	13-1952290
(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 363-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(d):

On December 7, 2015, the Board of Directors elected Peter O. Scannell, 57, to serve as a Director, for a term ending on the date of the Annual Meeting of Shareholders in 2016. Mr. Scannell has served as Chief Executive Officer of Rockwood Service Corporation, a holding company of testing and testing technology businesses based in Greenwich, CT, since 1990.

In connection with his election to the Board, Mr. Scannell was granted 1,401 Deferred Stock Units, pursuant to the 2013 Stock Incentive Plan.

A copy of the Company's press release dated December 9, 2015, is appended to this Interim Report as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

99.1	Press Release dated December 9, 2015, issued by Crane Co.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

Dated: December 9, 2015	By:	By /s/ Max H. Mitchell
Max H. Mitchell
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 9, 2015, issued by Crane Co.